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                                                                   Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-71183 of Primark Corporation on Form S-4 of our report dated February 10, 1998 (March 30, 1998 as to Note 14) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP
Boston, MA
March 15, 1999